UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: December 1, 2015

(Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Woodloch Forest Drive, Suite 300

The Woodlands, Texas 77380

(Address of principal executive offices) (Zip Code)

(281) 298-4246

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 1, 2015, Earthstone Energy, Inc. (the “Company”) entered into a First Amendment to Credit Agreement (the “First Amendment”), amending the Credit Agreement dated as of December 19, 2014 (the “Credit Agreement”) among the Company, BOKF, NA dba Bank of Texas, a national banking association, as Administrative Agent and Lead Arranger, Wells Fargo Bank, National Association, as Syndication Agent and the lenders party thereto (the “Lenders”).

The First Amendment modifies the following provisions of the Credit Agreement:

•	the applicable margin rates;
•	the definition of EBITDAX; and
•	the commitment fee.

The foregoing description of the First Amendment is qualified in its entirety by reference to the full text of the First Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 7.01 Regulation FD Disclosure.

On December 3, 2015, the Company issued a press release announcing the reaffirmation of the $80.0 million borrowing base under its revolving credit facility. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under such section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Registrant makes no admission as to the materiality of any information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description

10.1

First Amendment to Credit Agreement, dated December 1, 2015, by and among Earthstone Energy, Inc., BOKF, NA dba Bank of Texas, as Administrative Agent and Lead Arranger, Wells Fargo Bank, National Association, as Syndication Agent and the lenders party thereto.

99.1	Press Release dated December 3, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date: December 4, 2015	By:	/s/ G. Bret Wonson
G. Bret Wonson
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

First Amendment to Credit Agreement, dated December 1, 2015, by and among Earthstone Energy, Inc., BOKF, NA dba Bank of Texas, as Administrative Agent and Lead Arranger, Wells Fargo Bank, National Association, as Syndication Agent and the lenders party thereto.

99.1	Press Release dated December 3, 2015.